UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

The Meet Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On March 5, 2020, The Meet Group, Inc. (the “Company”) entered into an Agreement and Plan of Merger, (the “Merger Agreement”) by and among the Company, ProSiebenSat.1 Media SE’s (“ProSieben”) and General Atlantic Coöperatief U.A.’s (“General Atlantic”) joint company NCG NuCom Group SE, a European stock corporation (“NuCom”), through eHarmony Holding, Inc., a subsidiary of NuCom’s platform company Parship Group GmbH (such subsidiary, “Buyer”), Holly Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Buyer (“Merger Sub”), and NuCom, solely for the purpose of guaranteeing Buyer’s obligations under the Merger Agreement as set forth therein. Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof and in accordance with Section 251 of the General Corporation Law of the State of Delaware, Merger Sub will merge with and into the Company (the “Merger”). As a result of the Merger, the separate corporate existence of Merger Sub shall cease, the Company shall continue as the surviving corporation in the Merger and a direct wholly owned subsidiary of Buyer.

In connection with the Merger, on April 22, 2020, the Company filed its definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”), pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, for the special meeting of stockholders called for the purpose of approving proposals relating to the Merger Agreement. The Company commenced mailing the Proxy Statement to stockholders on or about April 22, 2020.

The purpose of this supplement to the Proxy Statement is:

•	to provide notice of change to a virtual meeting format of the Company’s special meeting of stockholders scheduled to be held on Thursday, June 4, 2020, beginning at 10:00 a.m. Eastern Time;

•	to voluntarily update the status of certain of litigation relating to the Merger described in the Proxy Statement;

•	to voluntarily supplement certain financial projections prepared by the Company’s management contained in the Proxy Statement; and

•	to voluntarily update the status of certain of the regulatory approvals described in the Proxy Statement.

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY

STATEMENT.

NOTICE OF CHANGE TO LOCATION OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 4, 2020

To the Stockholders of The Meet Group, Inc.:

As was described in the definitive proxy statement for its upcoming special meeting of stockholders (the “Special Meeting”) called for the purpose of approving proposals relating to the Agreement and Plan of Merger, dated as of March 5, 2020, by and among The Meet Group, Inc. (the “Company”), eHarmony Holding, Inc., Holly Merger Sub, Inc. and NuCom Group SE, a European stock corporation, filed with the Securities and Exchange Commission on April 22, 2020, the Company has been closely monitoring the public health and safety concerns related to the novel coronavirus (COVID-19) pandemic and recommendations and orders from federal, state and local governmental authorities. Due to the continued threat of COVID-19 and the protocols and orders relating thereto currently in place, and in the interest of the health and wellbeing of its stockholders and management, NOTICE IS HEREBY GIVEN that the location of the Special Meeting has been changed, and the Special Meeting will now be held by means of a virtual format only. The date and time of the meeting, Thursday, June 4, 2020 at 10:00 a.m. ET, as disclosed in the definitive proxy statement for the Special Meeting, has not changed. You will not be able to attend the Special Meeting physically.

As described in the definitive proxy statement for the Special Meeting, you are entitled to participate in the Special Meeting if you were a stockholder as of the close of business on April 13, 2020, the record date for the Special Meeting. To attend the Special Meeting, you must register in advance, using the control number found on your proxy card, voting instruction form or notice that you previously received, at https://register.proxypush.com/meet prior to the deadline of June 2, 2020 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the Special Meeting and vote online during the meeting.

The meeting will begin promptly at 10:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online access will open approximately at 9:45 a.m. Eastern Time, and you should allow ample time to log in to the meeting and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance. There will be technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting.

You may vote during the Special Meeting by following the instructions available on the Special Meeting website during the Special Meeting. Whether or not you plan to attend the Special Meeting, the Company urges you to vote and submit your proxy in advance of the meeting by one of the methods described in the definitive proxy statement for the Special Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Special Meeting.

By order of the Board of Directors,

/s/ Spencer Rhodes
Spencer Rhodes
Chairman of the Board
New Hope, Pennsylvania

Supplemental Disclosures to the Proxy Statement in Connection with Litigation Relating to the Merger

Litigation Relating to the Merger

As previously disclosed in the Proxy Statement, the following actions were commenced by purported stockholders of the Company between April 6, 2020 and April 20, 2020: (a) two putative class actions, (i) Post v. The Meet Group, Inc., et al., No. 1:20-cv-00479-LPS (D. Del.) (the “Post Complaint”) and (ii) Paskowitz v. The Meet Group, Inc., et al., No. 1:20-cv-00481-LPS (D. Del.) (the “Paskowitz Complaint”), and (b) five individual actions, (i) Wang v. The Meet Group, Inc., et al., No. 1:20-cv-00475-LPS (D. Del.) (the “Wang Complaint”), (ii) Bayer v. The Meet Group, Inc., et al., No. 1:20-cv-02873-AKH (S.D.N.Y.) (the “Bayer Complaint”), (iii) Gurian v. The Meet Group, Inc., et al., No. 1:20-cv-02855-AKH (S.D.N.Y.) (the “Gurian Complaint”), (iv) Cole v. The Meet Group, Inc., et al., No. 1:20-cv-02987 (S.D.N.Y.) (the “Cole Complaint”), and (v) Justus v. The Meet Group, Inc., et al., No 2:20-cv-04314-MCA-MAH (D.N.J.) (the “Justus Complaint”). Since then, the following actions were commenced by purported stockholders of the Company: (a) one putative class action: Mowry v. The Meet Group, Inc. et al., No. 2:20-cv-02092-KSM (E.D. Pa.) (the “Mowry Complaint”); and (b) three individual actions: (i) Respler v. The Meet Group, Inc., et al., No. 3:20-cv-02841-JSC (N.D. Cal.) (the “Respler Complaint”); (ii) Miles v. The Meet Group, et al., No. 1:20-cv-03301 (S.D.N.Y.) (the “Miles Complaint”) and (iii) Lee v. The Meet Group, et al., No. 1:20-cv-03850 (S.D.N.Y.) (the “Lee Complaint” and, together with the Post Complaint, the Paskowitz Complaint, the Wang Complaint, the Bayer Complaint, the Gurian Complaint, the Cole Complaint, the Justus Complaint, the Mowry Complaint, the Respler Complaint, and the Miles Complaint, the “Complaints”). Each complaint generally alleges certain deficiencies in the disclosures contained in the Proxy Statement in violation of Sections 14(a) and 20(d) of the Securities Exchange Act of 1934.

While the Company believes that the disclosures set forth in the Proxy Statement comply fully with applicable law, in order to moot plaintiffs’ disclosure claims in the Complaints, avoid nuisance and preclude any efforts to delay closing, and provide additional information to the Company’s stockholders, the Company has determined to voluntarily supplement the Proxy Statement with the supplemental disclosures set forth below (the “Supplemental Disclosure”). Nothing in the Supplemental Disclosure shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Complaints that any additional disclosure was or is required. The Company believes the Complaints are without merit.

Supplemental Disclosure to the Proxy Statement

The following Supplemental Disclosure should be read in conjunction with the Proxy Statement, which should be read in its entirety. Terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement.

Underlined text shows text being added to a referenced disclosure in the Proxy Statement and a line through text shows text being deleted from a referenced disclosure in the Proxy Statement.

The disclosure under the heading “The Merger Proposal—Certain Company Unaudited Prospective Financial Information—Management Projections” is hereby supplemented by adding the underlined information about stock-based compensation expense to footnote 3 of the table on page 48 of the Proxy Statement. The table in its entirety, including the revised and supplemented footnote 3, is set forth below:

	For the Year Ending December 31
(dollars in millions)	2020E	2021E	2022E	2023E	2024E
Revenue	$247	$291	$308	$314	$319
% Growth	16.7%	17.6%	5.8%	2.0%	1.8%
Adjusted EBITDA(1)	$48	$58	$62	$63	$64
% Margin(2)	19.5%	20.0%	20.1%	20.0%	20.0%
Adjusted EBIT(3)	$24	$32	$37	$37	$37
% Margin(4)	9.5%	11.1%	12.0%	11.8%	11.5%
Net Income(5)	$21	$25	$26	$25	$25
% Margin(6)	8.5%	8.5%	8.4%	7.9%	7.7%
Selected Cash Flow Items
Depreciation & Amortization	$12	$11	$9	$8	$8
Capital Expenditures	$(4)	$(4)	$(5)	$(5)	$(6)
(Increase) / Decrease in NWC(7)	$(4)	$(4)	$1	$1	$0
Effective Tax rate	31.2%	31.2%	31.2%	31.2%	31.2%
Unlevered free cash flow(8)	$20	$26	$30	$29	$28

Certain amounts in the above table may reflect rounding adjustments.

(1)

Adjusted EBITDA is defined as net income (or loss) before interest expense, benefit from or provision for income taxes, depreciation and amortization expense, stock-based compensation expense, non-recurring acquisition, restructuring or other expenses.

(2)	Represents the ratio of adjusted EBITDA to Revenue.
(3)

Adjusted EBIT is defined as net income (or loss) before interest expense and benefit from or provision for income taxes, and is inclusive of stock-based compensation expense of $12.5, $14.5, $15.9, $17.5 and $18.7 for the years ending December 31, 2020—2024, respectively, which was treated as a cash expense.

(4)	Represents the ratio of adjusted EBIT to Revenue.
(5)	Net Income assumes an effective tax rate of 31.2% per the Management Projections.
(6)	Represents the ratio of Net Income to Revenue.
(7)	Inclusive of changes in accounts receivable, prepaid expenses and other current assets, accounts payable, deferred revenue, bad debt recovery and change in contingent consideration.
(8)	Unlevered free cash flow is defined as tax effected adjusted EBIT, plus depreciation & amortization, less capital expenditures, less change in net-working capital (“NWC”).

Note About Management Projections

The Supplemental Disclosure contains financial projections prepared by the Company’s management that constitute forward-looking information and are subject to many risks and uncertainties that could cause actual results to differ materially from the management projections. Please read the cautionary statements about management projections set forth in the Proxy Statement under the heading “The Merger Proposal—Certain Company Unaudited Prospective Financial Information”.

Supplemental Disclosures to the Proxy Statement in Connection with Regulatory Approvals

The following supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement.

Underlined text shows text being added to a referenced disclosure in the Proxy Statement and a line through text shows text being deleted from a referenced disclosure in the Proxy Statement.

The disclosure under the heading “Summary—Regulatory Approvals—Antitrust Clearance” is hereby supplemented by adding the underlined disclosure and deleting the language that is struck through following such heading on page 7 of the Proxy Statement:

Completion of the Merger is conditioned on the expiration of a thirty-day waiting period following the filing of the required Notification and Report Forms with the Antitrust Division and the FTC, or until early termination is granted, under the HSR Act. The early termination or expiration of the waiting period means the parties have satisfied the regulatory requirements under the HSR Act. On March 26, 2020, the HSR Act notifications were filed, the 30-day waiting period with respect to which expire at 11:59 p.m. Eastern time on Monday, April 27, 2020. Early termination of the waiting period under the HSR Act was granted on April 13, 2020. Pursuant to the laws of certain of other jurisdictions in which the Company and its subsidiaries operate, the Company may be required to notify, or seek approval from, relevant antitrust authorities in connection with the Merger. On May 4, 2020, ~~The Company and~~ the Buyer in coordination with the Company submitted ~~are working on the preparation of~~ the notifications to be made to the Bundeswettbewerbsbehörde (Austria’s Federal Competition Authority) and Bundeskartellamt (Germany’s Federal Cartel Office) ~~and expect to submit such notifications to begin the applicable review periods in early May~~.

The disclosure under the heading “The Merger Proposal—Regulatory Approvals—Antitrust Clearance” is hereby supplemented by adding the underlined disclosure and deleting the language that is struck through in the third paragraph following such heading 55 of the Proxy Statement:

Pursuant to the laws of certain of other jurisdictions in which the Company and its subsidiaries operate, the Company may be required to notify, or seek approval from, relevant antitrust authorities in connection with the Merger. On May 4, 2020, ~~The Company and~~ the Buyer in coordination with the Company submitted ~~are working on the preparation of~~ the notifications to be made to the Bundeswettbewerbsbehörde (Austria’s Federal Competition Authority) and Bundeskartellamt (Germany’s Federal Cartel Office) ~~and expect to submit such notifications to begin the applicable review periods in early May~~.

Cautionary Statement

This document contains forward-looking statements, including statements regarding the proposed acquisition of the Company by Buyer. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements often contain words such as “may,” “can,” “could,” “would,” “should,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “believes,” “seeks,” “will,” “is likely to,” “scheduled,” “positioned to,” “continue,” “forecast,” “aim,” “goal,” “target,” “predicting,” “projection,” “potential” or similar expressions, although not all forward-looking statements contain these words. Forward-looking statements may include references to goals, plans, strategies, objectives, projected costs or savings, anticipated future performance, results, events or transactions of the Company and the expected timing of the proposed transaction with Buyer and other statements that are not strictly historical in nature. These forward-looking statements are based on management’s current expectations, forecasts and assumptions and could ultimately prove inaccurate. This means the forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to: uncertainties as to the timing of the merger; uncertainties as to how many of the Company’s stockholders will vote in favor of the merger; the possibility that competing offers will be made; the ability to receive the required consents and regulatory approvals for the proposed transaction and to satisfy the other conditions to the closing of the transaction on a timely basis or at all, including the required regulatory clearances under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (HSR), the Bundeswettbewerbsbehörde (Austria’s Federal Competition Authority) and Bundeskartellamt (Germany’s Federal Cartel Office) and from the Committee on Foreign Investment in the United States (CFIUS); the failure of Buyer to obtain or provide on a timely basis or at all the necessary financing as set forth in the Equity Commitment Letters delivered pursuant to the Merger Agreement; the occurrence of events that may give rise to a right of one or both of the Company and Buyer to terminate the merger agreement; the risk that, prior to the completion of the transaction, the Company’s business and its relationships with employees, collaborators, vendors and other business partners could experience significant disruption due to transaction-related uncertainty; the risk that stockholder litigation in connection with the Merger may result in significant costs of defense, indemnification and liability; negative effects of the announcement of the transaction on the market price of Company Common Stock and/or on the Company’s business, financial condition, results of operations and financial performance; risks associated with transaction-related litigation; and the ability of the Company to retain and hire key personnel; and the risks and uncertainties pertaining to the Company’s business, including those detailed under “Risk Factors” and elsewhere in the Company’s public periodic filings with the SEC. There can be no assurance that the proposed transaction or any other transaction described above will in fact be consummated in the manner described or at all. Stockholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, please see the Company’s statements and reports on Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC and other written statements made by the Company from time to time. The forward-looking information herein is given as of this date only and is qualified in its entirety by this cautionary statement, and the Company undertakes no obligation to revise or update it.

Additional Information and Where to Find It

In connection with the merger and with the solicitation of proxies for the special meeting of stockholders, The Meet Group, Inc. (the “Company”) filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement of the Company (the “Proxy Statement”) on April 22, 2020, and the Company may file other relevant materials with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. This communication is not a substitute for the Proxy Statement or for any other document that the Company may file with the SEC and send to the Company’s stockholders in connection with the proposed Merger. Investors and security holders may obtain the Proxy Statement free of charge from the SEC’s website or from the Company. The documents filed by the Company with the SEC may be obtained free of charge on the Company’s website at the Investor Relations section of http://ir.themeetgroup.com/CorporateProfile/ or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from the Company by requesting them from Investor Relations by mail at 100 Union Square Drive, New Hope, PA 18938, or by telephone at 215.862.1162.

Participants in Solicitation

The Company, Buyer and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC on March 12, 2020, including Amendment no. 1 on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC on April 28, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement and other relevant materials to be filed with the SEC regarding the transaction when they become available. Investors should read the Proxy Statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the Company as indicated above.